UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549




                          FORM 8-K
                       CURRENT REPORT

 Pursuant to Section 13, or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported) November 19, 1996




                 AREA BANCSHARES CORPORATION
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   (Exact name of registrant as specified in its charter)



      Kentucky                 0-26032                  61-0902343
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(State or other        (Commission File Number)      (IRS Employer
 jurisdiction of                                    Identification No.)
 incorporation)



 230 Frederica Street, Owensboro, KY                         42301
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(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:  (502) 926-3232





                            Not Applicable
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(Former name or former address, if changed since last report)





           The Current Report consists of 6
           pages. The exhibit index is located
           on page 4.

Item 5.   Other Events

     On  November  19,  1996,  Area  Bancshares
     Corporation announced that the Board declared a 3-for-
     2 stock split effected   in   the  form  of  a  stock
     dividend   to shareholders  of record as of December
     4,1996,  payable December 16, 1996.

     As  of November 18, 1996, Area Bancshares had
     7,575,338 shares outstanding. The stock dividend will increase the number of shares outstanding to 11,363,007 based on the shares outstanding on November 18, 1996. A copy of the press release is attached hereto as Exhibit 24.2, and is incorporated herein by reference.

     On  November  19,  1996,  Area  Bancshares
     Corporation announced that the board had declared a $.03 dividend per share for shareholders of record as of December 18, 1996, payable January 2, 1997. A copy of the press release is attached here to as
     Exhibit 24.2,  and  is incorporated herein by
     reference.



Item 7.   Financial Statements and Exhibits

     C.  Exhibits

              Exhibit No.                  Description
                  24-2          Press release dated November 19, 1996

                         SIGNATURE


Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:  November 19, 1996           By:       John A. Ray
                                        ------------------
                                        John A. Ray
                                        Senior Vice President &
                                        Chief Financial Officer

                      INDEX TO EXHIBITS




Exhibit Number             Exhibit Description              Page

     24-2         Press release dated November 19, 1996       5